ICG COMMUNICATIONS, INC.

                        SHARE PRICE APPRECIATION VESTING
                           NON-QUALIFIED STOCK OPTION

                                   Granted to

                              WILLIAM S. BEANS, JR.

                                    Optionee



   260,000                              $ 20.25
   ------------------                    -----------------
   Number of Shares                     Price Per Share
                                        (Fair Market Value on Date of Grant)

   DATE GRANTED: June 28, 1999       EXPIRATION DATE:  June 27, 2009

                        SHARE PRICE APPRECIATION VESTING
                      NON-QUALIFIED STOCK OPTION AGREEMENT

     AGREEMENT   made  as  of  this  28th  day  of  June,   1999   between   ICG
Communications, Inc., a Delaware corporation (the "Company"), and William S. Beans, Jr. (the "Employee").

                               W I T N E S E T H:

     WHEREAS, the Company desires, in connection with the employment of the Employee, to provide the Employee with an opportunity to acquire common stock, $.01 par value (hereinafter referred to as "Common Stock"), of the Company on favorable terms and thereby increase his proprietary interest in the continued progress and success of the business of the Company;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Employee hereby agree as follows:

     1. Confirmation of Grant of Option. Pursuant to a determination by the Stock Option Committee of the Board of Directors of the Company (the "Stock Option Committee"), made on June 28, 1999 (the "Date of Grant"), the Company, subject to the terms of this Agreement, hereby confirms that the Employee has been granted as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase (hereinafter referred to as the "Option") an aggregate of 260,000 shares of Common Stock, subject to adjustment as provided in Section 8 hereof (such shares, as adjusted, shall hereinafter be referred to as the "Shares").

     2. Purchase Price. The purchase price of shares of Common Stock covered by the Option will be $20.25 per share (the "Exercise Price") subject to adjustment as provided in Section 8 hereof.

     3. Exercise of Option. The Option shall vest and become exercisable on the terms and conditions hereinafter set forth:

          A. The Option shall become exercisable cumulatively as to the following amounts of the number of Shares originally subject thereto (after giving effect to any adjustment pursuant to Section 8 hereof), on the dates and subject to the terms and conditions indicated:

               1. Upon the six month anniversary of the date of this Agreement, a number of Shares, if any, equal to 50% of the Earned Shares Value (as defined herein) shall vest to the Employee. For purposes of this subparagraph, "Earned Shares Value" shall be determined as follows:
          (i) Subtract the Base Price (as defined in subparagraph (C) below) from the applicable Anniversary Price (as defined in subparagraph (B) below), and then round such result down to the nearest whole number divisible by five (the "Increase Amount"), and (ii) locate on Exhibit

          "B" hereto the corresponding Earned Shares Value for such Increase Amount. If the Increase Amount is less than or equal to five, the Earned Shares Value shall equal zero and no Shares will vest on such anniversary date.

               2. Upon every succeeding six month anniversary of the date of this Agreement until, but not including, the fifth anniversary of the date of this Agreement, an incremental number of Shares subject to the Option shall vest to the Employee equal to the excess, if any, of (a) 50% of the Earned Shares Value (as defined herein), over (b) the aggregate number of Shares subject to the Option which previously vested under this Agreement. For purposes of this subparagraph, "Earned Shares Value" shall be determined by rounding the Anniversary Price (as defined in subparagraph (B) below) down to the nearest whole number divisible by five (the "Increase Amount") and locating the corresponding Earned Shares Value on Exhibit B hereto for such Increase Amount. If the Increase Amount is less than or equal to five, the Earned Shares Value shall equal zero and no Shares will vest on such anniversary date.

               3. Upon the fifth anniversary of the date of this Agreement, all of the remaining Shares subject to the Option but not yet vested shall vest to the Employee.

          B. The "Anniversary Price" shall mean the average closing price per share of the Common Stock for the five trading days immediately prior to the day as to which the Anniversary Price is being determined on the NASDAQ National Market or national stock exchange, as the case may be, or, if the Common Stock is not included on the NASDAQ National Market or listed on a national stock exchange, the average closing sales price of the Common Stock as reported for such five trading days on the NASDAQ SmallCap Market or, if the Common Stock shall not be so included, the average of the bid and asked prices at the end of the day in the over-the-counter market as reported by NASDAQ for the five trading days immediately prior to the day on which the Anniversary Price is being determined or, if the Common Stock is not included on NASDAQ, as reported by the National Quotation Bureau, Inc. or any successor organization.

          C. The "Base Price" shall mean the closing price of the Common Stock as reported on the NASDAQ National Market on June 28, 1999, which the parties agree was $20.25.

          D. The Option may be  exercised  pursuant  to the  provisions  of this
     Section 3, by notice and payment (including, but not limited to, a cashless exercise) to the Company as provided in Sections 11 and 16 hereof.

     4. Term of Option. The term of the Option shall be a period of ten (10) years from the Date of Grant, subject to earlier termination or cancellation as provided in this Agreement. The Option, to the extent unexercised, shall expire on the day immediately prior to the tenth anniversary of the Date of Grant. The holder of the Option shall not have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) provided that the date of issuance shall not be earlier than the date the Option is exercised and provision of the purchase price of the shares of Common Stock (with respect to which the Option is being exercised) is made to the Company pursuant to the provisions contained herein.

     5. Non-transferability of Option. The Option shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and the Option may be exercised during the lifetime of the Employee only by him. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as provided in the immediately preceding sentence) or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of this Agreement, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Company or any Parent or Subsidiary may have under this Agreement or otherwise.

     6. Exercise Upon Cessation of Employment. (a) If the Employee at any time ceases to be an employee of the Company and of any parent corporation of the Company (a "Parent") within the meaning of Section 424(e) of the Internal Revenue Code of 1986, as amended (the "Code"), or subsidiary corporation of the Company (a "Subsidiary") within the meaning of Section 424(f) of the Code by reason of his discharge for Good Cause (as defined below), the Option shall, at the time of such termination of employment, terminate and the Employee shall forfeit all rights hereunder. If, however, the Employee for any other reason (other than Disability or death) ceases to be such an employee, the Option may, subject to the provisions of Sections 5 and 8 hereof, be exercised by the Employee to the same extent the Employee would have been entitled under Section 3 hereof to exercise the Option immediately prior to such cessation of employment, at any time within three (3) months after such cessation of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder, even if the Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

     As used herein, "Good Cause" shall mean (i) the Employee's willful or gross misconduct or willful or gross negligence in the performance of his duties for the Company or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by the Employee of such notice, (ii) the Employee's intentional or habitual neglect of his duties for the Company or for any Parent or Subsidiary after prior written notice of such neglect, or (iii) the Employee's theft or misappropriation of funds of the Company or of any Parent or Subsidiary or commission of a felony.

     (b) The Option shall not be affected by any change of duties or position of the Employee so long as he continues to be an employee of the Company or of any Parent or Subsidiary thereof who is regularly employed on a salaried basis.

     7. Exercise Upon Death or Disability. (a) If the Employee dies while he is employed by the Company or by any Parent or Subsidiary (or within three (3) months after his Retirement (as defined below), and on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof, the Option may, subject to the provisions of Sections 5 and 8 hereof, be exercised with respect to all or any part of the shares of Common Stock as to which the deceased Employee had not exercised the Option at the time of his death (but only to the extent the Option was exercisable at the earlier of (i) the date of his Retirement or (ii) the date of his death), by the estate of the Employee (or by the person or persons who acquire the right to exercise the Option by written designation of the Employee) at any time within the period ending one (1) year after the date of the Employee's death (in no event, however, after the expiration of the term provided in Section 4 hereof), at the end of which period the Option, to the extent not then exercised, shall terminate and the estate or other beneficiaries shall forfeit all rights hereunder.

     As used herein, "Retirement" shall mean the termination of employment by the Employee from the Company or from any Parent or Subsidiary, who at the time of such termination is at least fifty-five (55) years of age and who has completed at least ten (10) years of service (at least 1,000 hours in any fiscal year) with the Company or any Parent or Subsidiary, or any combination thereof.

     (b) In the event that the employment of the Employee by the Company and any Parent or Subsidiary is terminated by reason of the Disability (as defined below) of the Employee on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof, the Option may, subject to the provisions of Sections 5 and 8 hereof, be exercised with respect to all or any part of the shares of Common Stock as to which he had not exercised the Option at the time of his Disability (but only to the extent the Option was exercisable at such time) by the Employee, at any time within the period ending one (1) year after the date of such termination of employment (in no event, however, after the expiration of the term provided in Section 4 hereof), at the end of which period the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder even if the Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. As used herein, "Disability" shall have the same meaning as the term "permanent and total disability" under Section 22(e)(3) of the Code.

     8. Adjustments. In the event there is any change in the Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to this Option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted.

     9. Merger, Consolidation or Change in Control of the Company. Subject to the provisions of Section 8 hereof, upon (a) the merger or consolidation of the Company with or into another corporation (pursuant to which the stockholders of the Company immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for (i) the continuance of this Option or (ii) the substitution of new option(s) for this Option, or for the assumption of such Option by the surviving corporation, (b) the dissolution, liquidation or sale of substantially all the assets of the Company or (c) a Change in Control (as defined below) of the Company, any options which remain unvested shall be forfeited as of the effective time of any merger, consolidation, dissolution, liquidation, sale of assets or Change in Control of the Company.

     As used herein, a "Change in Control of the Company" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act")) of such person, but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (ii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, (iii) the Company or any subsidiary of the Company or
(iv) only as provided in the immediately following sentence, the Employee together with all Affiliates and Associates of the Employee, is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 40% of more of the combined voting power of the Company's then outstanding securities, such person being hereinafter referred to as an Acquiring Person. The provisions of clause (iv) of the immediately preceding sentence shall apply only with respect to the Option(s) held by the Employee if, together with his Affiliates or Associates, if any, he is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth in such clause.

     10. Registration. The shares of Common Stock subject hereto and issuable upon the exercise hereof may not be registered under the Securities Act of 1933, as amended, and, if required upon the request of counsel to the Company, the Employee will give a representation as to his investment intent with respect to such shares prior to their issuance as set forth in Section 11 hereof.

     The Company may register or qualify the shares covered by the Option for sale pursuant to the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") at any time prior to or after the exercise in whole or in part of the Option.

     11. Method of Exercise of Option. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice in the manner set forth in Exhibit A hereto (the "Notice") and provision for payment to the

Company in accordance with the procedure prescribed herein. Each such Notice shall:

               (i) state the election to exercise the Option and the number of Shares in respect of which it is being exercised;

               (ii) contain a representation and agreement as to investment intent, if required by counsel to the Company with respect to such Shares, in form satisfactory to counsel for the Company;

               (iii) be signed by the Employee or the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Employee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

               (iv) be received by the Company on or before the date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Company's executive offices in Englewood, Colorado, then such written notice must be received at such office on or before the last regular business day prior to such date of expiration.

     (b) Payment of the purchase price of any shares of Common Stock, in respect of which the Option shall be exercised, shall be made by the Employee or such person or persons at the place specified by the Company at the time the Notice is delivered to the Company (i) by delivering to the Company a certified or bank cashier's check payable to the order of the Company, (ii) by delivering to the Company properly endorsed certificates of shares of Common Stock (or certificates accompanied by an appropriate stock power) with signature guaranties by a bank or trust company, (iii) by having withheld from the total number of shares of Common Stock to be acquired upon the exercise of this Option a specified number of such shares of Common Stock, (iv) by any form of "cashless" exercise or (v) by any combination of the above.

     (c) The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this Section 11 and the provisions of Section 12 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the Notice of exercise of the Option was received by the Company. Anything in this Agreement to the contrary notwithstanding, any notice of exercise given pursuant to the provisions of this Section 11 shall be void and of no effect if all the preceding provisions of this Section 11 and the provisions of Section 12 shall not have been complied with.

     (d) The certificate or certificates for shares of Common Stock as to which the Option shall be exercised will be registered in the name of the Employee (or in the name of the Employee's estate or other beneficiary if the Option is exercised after the Employee's death), or if the Option is exercised by the Employee and if the Employee so requests in the notice exercising the Option, will be registered in the name of the Employee and another person jointly, with right of survivorship and will be delivered as soon as practical after the date the Notice (and full payment) is received by the Company, but only upon compliance with all of the provisions of this Agreement.

     (e) If the Employee fails to accept delivery of and pay for all or any part of the number of Shares specified in such Notice upon tender or delivery thereof, his right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Board of Directors of the Company. The Option may be exercised only with respect to full Shares.

     (f) The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of shares thereupon. Such payment shall be made by the Employee in cash or, with the consent of the Company, by tendering to the Company shares of Common Stock equal in value to the amount of the required withholding. In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the shares of Common Stock to be delivered to the Employee pursuant to an exercise of this Option a number of shares of Common Stock equal in value to the amount of the required withholding.

     12. Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act and the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed.

     13. Resale of Common Stock. (a) If so requested by the Company, upon any sale or transfer of the Common Stock purchased upon exercise of the Option, the Employee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of Section 10(a) of the Securities Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold without violating Section 5 of the Securities Act.

     (b) The Common Stock issued upon exercise of the Option shall bear the following legend if required by counsel for the Company:

                  THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

     14. Reservation of Shares. To the extent shares of Common Stock are not readily tradable over an established securities market, the Company shall at all times during the term of the Option reserve and keep available such number of shares of the class of stock then subject to the Option as will be sufficient to satisfy the requirements of this Agreement.

     15. Limitation of Action. The Employee and the Company each acknowledges that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or a Parent or Subsidiary, on the one hand, or against the Employee, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

     16. Notices. Each notice relating to the Agreement shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company or the Committee shall be addressed to them at 161 Inverness Drive West, Englewood, Colorado 80112, Attn: Secretary. All notices to the Employee shall be addressed to the Employee or such other person or persons at the Employee's address specified in the Agreement. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     17. Benefits of Agreement. The Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Employee and all rights granted to the Company under this Agreement shall be binding upon the Employee's heirs, legal representatives and successors.

     18. Severability. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

     19. Governing Law. This Agreement will be construed and governed in accordance with the laws of the State of Delaware.

     20.  Employment.  Nothing contained in this Agreement shall be construed as
(a) a contract of employment between the Employee and the Company or any Parent or Subsidiary, (b) as a right of the Employee to be continued in the employ of the Company or any Parent or Subsidiary, or (c) as a limitation on the right of the Company or any Parent or Subsidiary to discharge the Employee at any time, with or without cause.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its Chairman of the Board, President or one of its Executive Vice

Presidents and the Employee has hereunto set his hand all as of the date, month and year first above written.

                                        ICG COMMUNICATIONS, INC.



                                        By:  /s/ John Kane
                                           --------------------------------
                                        Name:  John Kane
                                             ---------------------------
                                        Title: President
                                              --------------------------

                                         /s/ William S. Beans, Jr.
                                        -----------------------------------
                                        William S. Beans, Jr.


                                        -----------------------------------
                                        Social Security Number

EXHIBIT A

                        SHARE PRICE APPRECIATION VESTING
                    NON-QUALIFIED STOCK OPTION EXERCISE FORM

                                     [DATE]

ICG Communications, Inc.
161 Inverness Drive West
Englewood, Colorado 80112

Dear Sirs:

                  Pursuant to the provisions of the Share Price Appreciation Vesting Non-Qualified Stock Option Agreement dated _________________, 1999, whereby you have granted to me a Share Price Appreciation Vesting non-qualified stock option to purchase 260,000 shares of Common Stock of ICG Communications, Inc. (the "Company"), I hereby notify you that I elect to exercise my option to purchase [ ] of the shares covered by such option at the price specified therein. In full payment of the price for the shares being purchased hereby, I am delivering to you herewith (a) a certified or bank cashier's check payable to the order of the Company in the amount of $____________,1 or (b) a certificate or certificates for [ ] shares of Common Stock of the Company, and which have a fair market value as of the date hereof of $___________, and a certified or bank cashier's check, payable to the order of the Company, in the amount of $________________.2 Any such stock certificate or certificates are endorsed, or accompanied by an appropriate stock power, to the order of the Company, with my signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. [I hereby acknowledge that I am purchasing these shares for investment purposes only and not for resale.]

                              Very truly yours,


                              ------------------------------
                              [Name]
                              [Address]

                              (For notices, reports, dividend checks and other communications to stockholders.)

__________________________

1. $______________of this amount is the purchase price of the shares, and the balance represents payment of withholding taxes as follows: Federal $______________, State $____________ and Local $____________.

2. $______________of this amount is at least equal to the current market value of Common Stock of the Company, and the balance represents payment of withholding taxes as follows: Federal $______________, State $____________ and Local $____________.

EXHIBIT B
              Increase Amount
                 (in Dollars)             Earned Shares Value
             -----------------            -------------------
                               5                                       0
                              10                                   20000
                              15                                   30000
                              20                                   40000
                              25                                   50000
           --------------------------------------------------------------
                              30                                   60000
                              35                                   70000
                              40                                   80000
                              45                                   90000
                              50                                  100000
           --------------------------------------------------------------
                              55                                  110000
                              60                                  120000
                              65                                  125000
                              70                                  130000
                              75                                  135000
           --------------------------------------------------------------
                              80                                  140000
                              85                                  145000
                              90                                  150000
                              95                                  155000
                             100                                  160000
           --------------------------------------------------------------
                             105                                  165000
                             110                                  170000
                             115                                  175000
                             120                                  180000
                             125                                  185000
           --------------------------------------------------------------
                             130                                  190000
                             135                                  195000
                             140                                  200000
                             145                                  205000
                             150                                  210000
           --------------------------------------------------------------
                             155                                  215000
                             160                                  220000
                             165                                  225000
                             170                                  230000
                             175                                  235000
           --------------------------------------------------------------
                             180                                  240000
                             185                                  245000
                             190                                  250000
                             195                                  255000
                             200                                  260000